UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                              Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

INVESCO ADVANTAGE MUNICIPAL INCOME TRUST II

INVESCO BOND FUND

INVESCO CALIFORNIA VALUE MUNICIPAL INCOME TRUST

INVESCO DYNAMIC CREDIT OPPORTUNITIES FUND

INVESCO HIGH INCOME 2023 TARGET TERM FUND

INVESCO HIGH INCOME 2024 TARGET TERM FUND

INVESCO HIGH INCOME TRUST II

INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST

INVESCO MUNICIPAL OPPORTUNITY TRUST

INVESCO MUNICIPAL TRUST

INVESCO PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST

INVESCO QUALITY MUNICIPAL INCOME TRUST

INVESCO SENIOR INCOME TRUST

INVESCO TRUST FOR INVESTMENT GRADE MUNICIPALS

INVESCO TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS

INVESCO VALUE MUNICIPAL INCOME TRUST

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Proxy Voting Information

Annual Meeting of Shareholders of the Invesco Closed-End Funds

August 9, 2019 at 2:00 p.m. Central Daylight Time

Proxy statements were mailed on or about July 8, 2019 to shareholders of record as of the close of business on May 13, 2019 for the funds listed below. The purpose of the proxy statement is to elect certain trustees to the Board of Trustees for the funds listed below. The proxy statement contains information about the proposal for which votes or voting instructions have been solicited. You can also access your fund’s proxy statement, common questions regarding your fund’s proposal, and your fund’s annual report by clicking on the fund name listed below.

Invesco Advantage Municipal Income Trust II (VKI)

Invesco Bond Fund (VBF)

Invesco California Value Municipal Income Trust (VCV)

Invesco Dynamic Credit Opportunities Fund (VTA)

Invesco High Income 2023 Target Term Fund (IHIT)

Invesco High Income 2024 Target Term Fund (IHTA)

Invesco High Income Trust II (VLT)

Invesco Municipal Income Opportunities Trust (OIA)

Invesco Municipal Opportunity Trust (VMO)

Invesco Municipal Trust (VKQ)

Invesco Pennsylvania Value Municipal Income Trust (VPV)

Invesco Quality Municipal Income Trust (IQI)

Invesco Senior Income Trust (VVR)

Invesco Trust for Investment Grade Municipals (VGM)

Invesco Trust for Investment Grade New York Municipals (VTN)

Invesco Value Municipal Income Trust (IIM)

How to vote You may cast your vote by any of the following methods. However you choose to vote, it is important that you vote now to save the expense of additional solicitations. By Internet You may cast your vote online by logging onto the website listed on your proxy card. Enter the control number listed on the proxy card you received in the mail and follow the instructions on the web site. By Telephone Call the toll-free number listed on your proxy card. Enter the control number listed on the proxy card and follow the recorded instructions. By Mail Complete and sign the proxy card and return it in the postage-paid envelope provided in the shareholder mailing. In Person Please notify Invesco at (800) 952-3502 if you plan to attend the shareholder meeting. If you have any questions... If you have questions about your proxy statement or the voting process, please contact your financial consultant or call Invesco toll-free at (800) 341-2929, option 2 any business day between 7:30 a.m. and 4:30 p.m. CT. If we have not received your proxy card after a reasonable amount of time, a representative from our proxy solicitation firm, AST Fund Solutions, LLC, may contact you to remind you to exercise your right to vote.

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Proxy Information by Fund
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Annual Meeting of Shareholders of the Invesco Closed-End Funds which will be held on August 9, 2019 at 2:00 p.m. Central Daylight Time

Invesco Advantage Municipal Income Trust II (VKI)

1. Please read the proxy statement in full. (PDF)

2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3. You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

• Annual Report

Invesco Bond Fund (VBF)

1. Please read the proxy statement in full. (PDF)

2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3. You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

• Annual Report

Invesco California Value Municipal Income Trust (VCV)

1. Please read the proxy statement in full. (PDF)

2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3. You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

• Annual Report

Invesco Dynamic Credit Opportunities Fund (VTA)

1. Please read the proxy statement in full. (PDF)

2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3. You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

• Annual Report

Invesco High Income 2023 Target Term Fund (IHIT)

1. Please read the proxy statement in full. (PDF)

2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3. You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

• Annual Report

Invesco High Income 2024 Target Term Fund (IHTA)

1. Please read the proxy statement in full. (PDF)

2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3. You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•  Annual Report

Invesco High Income Trust II (VLT)

1.  Please read the proxy statement in full. (PDF)

2.  Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.  You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•  Annual Report

Invesco Municipal Income Opportunities Trust (OIA)

1.  Please read the proxy statement in full. (PDF)

2.  Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.  You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•  Annual Report

Invesco Municipal Opportunity Trust (VMO)

1.  Please read the proxy statement in full. (PDF)

2.  Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.  You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

• Annual Report

Invesco Municipal Trust (VKQ)

1. Please read the proxy statement in full. (PDF)

2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3. You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

• Annual Report

Invesco Pennsylvania Value Municipal Income Trust (VPV)

1. Please read the proxy statement in full. (PDF)

2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3. You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

• Annual Report

Invesco Quality Municipal Income Trust (IQI)

1. Please read the proxy statement in full. (PDF)

2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3. You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

• Annual Report

Invesco Senior Income Trust (VVR)

1. Please read the proxy statement in full. (PDF)

2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3. You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

• Annual Report

Invesco Trust for Investment Grade Municipals (VGM)

1. Please read the proxy statement in full. (PDF)

2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3. You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

• Annual Report

Invesco Trust for Investment Grade New York Municipals (VTN)

1. Please read the proxy statement in full. (PDF)

2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3. You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

• Annual Report

Invesco Value Municipal Income Trust (IIM)

1. Please read the proxy statement in full. (PDF)

2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3. You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

• Annual Report

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QUESTIONS & ANSWERS FOR:

INVESCO ADVANTAGE MUNICIPAL INCOME TRUST II

We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

HOW DO I VOTE?

Voting may take place in the following ways:

•

You may vote your shares on the voting website listed on your proxy card. You will need the control number from your proxy card to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

•	You may call in your vote to a 24-hour automated system on the phone number listed on your proxy card. You will need the control number from your proxy card to vote by telephone.

•	You may indicate your vote on the proxy card and return it in the postage-paid envelope mailed to you with this proxy statement.

•	If you do attend the meeting, you may vote your shares in person. Please notify us by calling 1-800-952-3502 if you plan to attend the meeting.

WHAT IS THE PROPOSAL BEING PRESENTED AT THE SHAREHOLDER MEETING AND WHAT AM I BEING ASKED TO VOTE ON?

•

To elect Cynthia Hostetler, Eli Jones, Ann Barnett Stern and Raymond Stickel, Jr. as trustees of Invesco Advantage Municipal Income Trust II to be voted on by the holders of Common Shares and the holders of Preferred Shares voting together.

•	To elect Prema Mathai-Davis as a trustee of Invesco Advantage Municipal Income Trust II to be voted on only by the holders of Preferred Shares voting separately.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The Board recommends that you vote FOR ALL of the nominees to the Board of Trustees.

WHY SHOULD I VOTE?

Every vote is important. If shareholders fail to vote their proxies, the fund may not receive enough votes to go forward with the August 9, 2019 shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders.

WHO HAVE WE CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?

We have hired AST Fund Solutions, LLC as the Fund’s proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The Web proxy voting system offered by www.proxyonline.com maintains security features designed to protect the confidentiality of your vote. These security features include:

•	HTTP Secure (HTTPS) – A security measure that encrypts all information that travels between www.proxyonline.com Web server and the shareholder’s computer.

•	Control Number – Each shareholder is required to enter his or her control number. www.proxyonline.com verifies the number and presents the holder with the proxy card.

•

Firewall – To protect the confidentiality of your account records, www.proxyonline.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.

HOW DO I SIGN THE PROXY CARD?

The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

Individual and Joint Accounts: Shareholders and joint owners should sign exactly as their name appears in the account registration shown on the proxy card. If shares are held jointly, one or more owners should sign personally.

All Other Accounts: The capacity of the individual signing the proxy card (for example, “trustee”) should be indicated unless it is reflected in the form of registration. If a corporation, limited liability company, or partnership, please sign the full entity name and indicate the signer’s position with the entity.

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the shareholder meeting, which will be held on August 9, 2019 at 2:00 p.m. Central Daylight Time.

WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSAL?

Further details about the proposal can be found in the proxy statement.

QUESTIONS & ANSWERS FOR:

INVESCO BOND FUND

We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

HOW DO I VOTE?

Voting may take place in the following ways:

•

You may vote your shares on the voting website listed on your proxy card. You will need the control number from your proxy card to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

•	You may call in your vote to a 24-hour automated system on the phone number listed on your proxy card. You will need the control number from your proxy card to vote by telephone.

•	You may indicate your vote on the proxy card and return it in the postage-paid envelope mailed to you with this proxy statement.

•	If you do attend the meeting, you may vote your shares in person. Please notify us by calling 1-800-952-3502 if you plan to attend the meeting.

WHAT IS THE PROPOSAL BEING PRESENTED AT THE SHAREHOLDER MEETING AND WHAT AM I BEING ASKED TO VOTE ON?

•	To elect Cynthia Hostetler, Eli Jones, Prema Mathai-Davis, Ann Barnett Stern and Raymond Stickel, Jr. as trustees of Invesco Bond Fund to be voted on by the holders of Common Shares.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The Board recommends that you vote FOR ALL of the nominees to the Board of Trustees.

WHY SHOULD I VOTE?

Every vote is important. If shareholders fail to vote their proxies, the fund may not receive enough votes to go forward with the August 9, 2019 shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders.

WHO HAVE WE CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?

We have hired AST Fund Solutions, LLC as the Fund’s proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The Web proxy voting system offered by www.proxyonline.com maintains security features designed to protect the confidentiality of your vote. These security features include:

•	HTTP Secure (HTTPS) – A security measure that encrypts all information that travels between www.proxyonline.com Web server and the shareholder’s computer.

•	Control Number – Each shareholder is required to enter his or her control number. www.proxyonline.com verifies the number and presents the holder with the proxy card.

•

Firewall – To protect the confidentiality of your account records, www.proxyonline.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.

HOW DO I SIGN THE PROXY CARD?

The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

Individual and Joint Accounts: Shareholders and joint owners should sign exactly as their name appears in the account registration shown on the proxy card. If shares are held jointly, one or more owners should sign personally.

All Other Accounts: The capacity of the individual signing the proxy card (for example, “trustee”) should be indicated unless it is reflected in the form of registration. If a corporation, limited liability company, or partnership, please sign the full entity name and indicate the signer’s position with the entity.

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the shareholder meeting, which will be held on August 9, 2019 at 2:00 p.m. Central Daylight Time.

WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSAL?

Further details about the proposal can be found in the proxy statement.

QUESTIONS & ANSWERS FOR:

INVESCO CALIFORNIA VALUE MUNICIPAL INCOME TRUST

We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

HOW DO I VOTE?

Voting may take place in the following ways:

•

You may vote your shares on the voting website listed on your proxy card. You will need the control number from your proxy card to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

•	You may call in your vote to a 24-hour automated system on the phone number listed on your proxy card. You will need the control number from your proxy card to vote by telephone.

•	You may indicate your vote on the proxy card and return it in the postage-paid envelope mailed to you with this proxy statement.

•	If you do attend the meeting, you may vote your shares in person. Please notify us by calling 1-800-952-3502 if you plan to attend the meeting.

WHAT IS THE PROPOSAL BEING PRESENTED AT THE SHAREHOLDER MEETING AND WHAT AM I BEING ASKED TO VOTE ON?

•

To elect Cynthia Hostetler, Eli Jones, Ann Barnett Stern and Raymond Stickel, Jr. as trustees of Invesco California Value Municipal Income Trust to be voted on by the holders of Common Shares and the holders of Preferred Shares voting together.

•	To elect Prema Mathai-Davis as a trustee of Invesco California Value Municipal Income Trust to be voted on only by the holders of Preferred Shares voting separately.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The Board recommends that you vote FOR ALL of the nominees to the Board of Trustees.

WHY SHOULD I VOTE?

Every vote is important. If shareholders fail to vote their proxies, the fund may not receive enough votes to go forward with the August 9, 2019 shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders.

WHO HAVE WE CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?

We have hired AST Fund Solutions, LLC as the Fund’s proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The Web proxy voting system offered by www.proxyonline.com maintains security features designed to protect the confidentiality of your vote. These security features include:

•	HTTP Secure (HTTPS) – A security measure that encrypts all information that travels between www.proxyonline.com Web server and the shareholder’s computer.

•	Control Number – Each shareholder is required to enter his or her control number. www.proxyonline.com verifies the number and presents the holder with the proxy card.

•

Firewall – To protect the confidentiality of your account records, www.proxyonline.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.

HOW DO I SIGN THE PROXY CARD?

The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

Individual and Joint Accounts: Shareholders and joint owners should sign exactly as their name appears in the account registration shown on the proxy card. If shares are held jointly, one or more owners should sign personally.

All Other Accounts: The capacity of the individual signing the proxy card (for example, “trustee”) should be indicated unless it is reflected in the form of registration. If a corporation, limited liability company, or partnership, please sign the full entity name and indicate the signer’s position with the entity.

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the shareholder meeting, which will be held on August 9, 2019 at 2:00 p.m. Central Daylight Time.

WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSAL?

Further details about the proposal can be found in the proxy statement.

QUESTIONS & ANSWERS FOR:

INVESCO DYNAMIC CREDIT OPPORTUNITIES FUND

We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

HOW DO I VOTE?

Voting may take place in the following ways:

•

You may vote your shares on the voting website listed on your proxy card. You will need the control number from your proxy card to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

•	You may call in your vote to a 24-hour automated system on the phone number listed on your proxy card. You will need the control number from your proxy card to vote by telephone.

•	You may indicate your vote on the proxy card and return it in the postage-paid envelope mailed to you with this proxy statement.

•	If you do attend the meeting, you may vote your shares in person. Please notify us by calling 1-800-952-3502 if you plan to attend the meeting.

WHAT IS THE PROPOSAL BEING PRESENTED AT THE SHAREHOLDER MEETING AND WHAT AM I BEING ASKED TO VOTE ON?

•

To elect Cynthia Hostetler, Eli Jones, Ann Barnett Stern and Raymond Stickel, Jr. as trustees of Invesco Dynamic Credit Opportunities Fund to be voted on by the holders of Common Shares and the holders of Preferred Shares voting together.

•	To elect Prema Mathai-Davis as a trustee of Invesco Dynamic Credit Opportunities Fund to be voted on only by the holders of Preferred Shares voting separately.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The Board recommends that you vote FOR ALL of the nominees to the Board of Trustees.

WHY SHOULD I VOTE?

Every vote is important. If shareholders fail to vote their proxies, the fund may not receive enough votes to go forward with the August 9, 2019 shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders.

WHO HAVE WE CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?

We have hired AST Fund Solutions, LLC as the Fund’s proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The Web proxy voting system offered by www.proxyonline.com maintains security features designed to protect the confidentiality of your vote. These security features include:

•	HTTP Secure (HTTPS) – A security measure that encrypts all information that travels between www.proxyonline.com Web server and the shareholder’s computer.

•	Control Number – Each shareholder is required to enter his or her control number. www.proxyonline.com verifies the number and presents the holder with the proxy card.

•

Firewall – To protect the confidentiality of your account records, www.proxyonline.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.

HOW DO I SIGN THE PROXY CARD?

The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

Individual and Joint Accounts: Shareholders and joint owners should sign exactly as their name appears in the account registration shown on the proxy card. If shares are held jointly, one or more owners should sign personally.

All Other Accounts: The capacity of the individual signing the proxy card (for example, “trustee”) should be indicated unless it is reflected in the form of registration. If a corporation, limited liability company, or partnership, please sign the full entity name and indicate the signer’s position with the entity.

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the shareholder meeting, which will be held on August 9, 2019 at 2:00 p.m. Central Daylight Time.

WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSAL?

Further details about the proposal can be found in the proxy statement.

QUESTIONS & ANSWERS FOR:

INVESCO HIGH INCOME 2023 TARGET TERM FUND

We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

HOW DO I VOTE?

Voting may take place in the following ways:

•

You may vote your shares on the voting website listed on your proxy card. You will need the control number from your proxy card to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

•	You may call in your vote to a 24-hour automated system on the phone number listed on your proxy card. You will need the control number from your proxy card to vote by telephone.

•	You may indicate your vote on the proxy card and return it in the postage-paid envelope mailed to you with this proxy statement.

•	If you do attend the meeting, you may vote your shares in person. Please notify us by calling 1-800-952-3502 if you plan to attend the meeting.

WHAT IS THE PROPOSAL BEING PRESENTED AT THE SHAREHOLDER MEETING AND WHAT AM I BEING ASKED TO VOTE ON?

•

To elect Cynthia Hostetler, Eli Jones, Prema Mathai-Davis, Ann Barnett Stern and Raymond Stickel, Jr. as trustees of Invesco High Income 2023 Target Term Fund to be voted on by the holders of Common Shares.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The Board recommends that you vote FOR ALL of the nominees to the Board of Trustees.

WHY SHOULD I VOTE?

Every vote is important. If shareholders fail to vote their proxies, the fund may not receive enough votes to go forward with the August 9, 2019 shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders.

WHO HAVE WE CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?

We have hired AST Fund Solutions, LLC as the Fund’s proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The Web proxy voting system offered by www.proxyonline.com maintains security features designed to protect the confidentiality of your vote. These security features include:

•	HTTP Secure (HTTPS) – A security measure that encrypts all information that travels between www.proxyonline.com Web server and the shareholder’s computer.

•	Control Number – Each shareholder is required to enter his or her control number. www.proxyonline.com verifies the number and presents the holder with the proxy card.

•

Firewall – To protect the confidentiality of your account records, www.proxyonline.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.

HOW DO I SIGN THE PROXY CARD?

The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

Individual and Joint Accounts: Shareholders and joint owners should sign exactly as their name appears in the account registration shown on the proxy card. If shares are held jointly, one or more owners should sign personally.

All Other Accounts: The capacity of the individual signing the proxy card (for example, “trustee”) should be indicated unless it is reflected in the form of registration. If a corporation, limited liability company, or partnership, please sign the full entity name and indicate the signer’s position with the entity.

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the shareholder meeting, which will be held on August 9, 2019 at 2:00 p.m. Central Daylight Time.

WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSAL?

Further details about the proposal can be found in the proxy statement.

QUESTIONS & ANSWERS FOR:

INVESCO HIGH INCOME 2024 TARGET TERM FUND

We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

HOW DO I VOTE?

Voting may take place in the following ways:

•

You may vote your shares on the voting website listed on your proxy card. You will need the control number from your proxy card to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

•	You may call in your vote to a 24-hour automated system on the phone number listed on your proxy card. You will need the control number from your proxy card to vote by telephone.

•	You may indicate your vote on the proxy card and return it in the postage-paid envelope mailed to you with this proxy statement.

•	If you do attend the meeting, you may vote your shares in person. Please notify us by calling 1-800-952-3502 if you plan to attend the meeting.

WHAT IS THE PROPOSAL BEING PRESENTED AT THE SHAREHOLDER MEETING AND WHAT AM I BEING ASKED TO VOTE ON?

•

To elect Cynthia Hostetler, Eli Jones, Prema Mathai-Davis, Ann Barnett Stern and Raymond Stickel, Jr. as trustees of Invesco High Income 2024 Target Term Fund to be voted on by the holders of Common Shares.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The Board recommends that you vote FOR ALL of the nominees to the Board of Trustees.

WHY SHOULD I VOTE?

Every vote is important. If shareholders fail to vote their proxies, the fund may not receive enough votes to go forward with the August 9, 2019 shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders.

WHO HAVE WE CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?

We have hired AST Fund Solutions, LLC as the Fund’s proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The Web proxy voting system offered by www.proxyonline.com maintains security features designed to protect the confidentiality of your vote. These security features include:

•	HTTP Secure (HTTPS) – A security measure that encrypts all information that travels between www.proxyonline.com Web server and the shareholder’s computer.

•	Control Number – Each shareholder is required to enter his or her control number. www.proxyonline.com verifies the number and presents the holder with the proxy card.

•

Firewall – To protect the confidentiality of your account records, www.proxyonline.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.

HOW DO I SIGN THE PROXY CARD?

The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

Individual and Joint Accounts: Shareholders and joint owners should sign exactly as their name appears in the account registration shown on the proxy card. If shares are held jointly, one or more owners should sign personally.

All Other Accounts: The capacity of the individual signing the proxy card (for example, “trustee”) should be indicated unless it is reflected in the form of registration. If a corporation, limited liability company, or partnership, please sign the full entity name and indicate the signer’s position with the entity.

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the shareholder meeting, which will be held on August 9, 2019 at 2:00 p.m. Central Daylight Time.

WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSAL?

Further details about the proposal can be found in the proxy statement.

QUESTIONS & ANSWERS FOR:

INVESCO HIGH INCOME TRUST II

We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

HOW DO I VOTE?

Voting may take place in the following ways:

•

You may vote your shares on the voting website listed on your proxy card. You will need the control number from your proxy card to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

•	You may call in your vote to a 24-hour automated system on the phone number listed on your proxy card. You will need the control number from your proxy card to vote by telephone.

•	You may indicate your vote on the proxy card and return it in the postage-paid envelope mailed to you with this proxy statement.

•	If you do attend the meeting, you may vote your shares in person. Please notify us by calling 1-800-952-3502 if you plan to attend the meeting.

WHAT IS THE PROPOSAL BEING PRESENTED AT THE SHAREHOLDER MEETING AND WHAT AM I BEING ASKED TO VOTE ON?

•	To elect Cynthia Hostetler, Eli Jones, Prema Mathai-Davis, Ann Barnett Stern and Raymond Stickel, Jr. as trustees of Invesco High Income Trust II to be voted on by the holders of Common Shares.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The Board recommends that you vote FOR ALL of the nominees to the Board of Trustees.

WHY SHOULD I VOTE?

Every vote is important. If shareholders fail to vote their proxies, the fund may not receive enough votes to go forward with the August 9, 2019 shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders.

WHO HAVE WE CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?

We have hired AST Fund Solutions, LLC as the Fund’s proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The Web proxy voting system offered by www.proxyonline.com maintains security features designed to protect the confidentiality of your vote. These security features include:

•	HTTP Secure (HTTPS) – A security measure that encrypts all information that travels between www.proxyonline.com Web server and the shareholder’s computer.

•	Control Number – Each shareholder is required to enter his or her control number. www.proxyonline.com verifies the number and presents the holder with the proxy card.

•

Firewall – To protect the confidentiality of your account records, www.proxyonline.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.

HOW DO I SIGN THE PROXY CARD?

The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

Individual and Joint Accounts: Shareholders and joint owners should sign exactly as their name appears in the account registration shown on the proxy card. If shares are held jointly, one or more owners should sign personally.

All Other Accounts: The capacity of the individual signing the proxy card (for example, “ trustee”) should be indicated unless it is reflected in the form of registration. If a corporation, limited liability company, or partnership, please sign the full entity name and indicate the signer’s position with the entity.

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the shareholder meeting, which will be held on August 9, 2019 at 2:00 p.m. Central Daylight Time.

WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSAL?

Further details about the proposal can be found in the proxy statement.

QUESTIONS & ANSWERS FOR:

INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST

We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

HOW DO I VOTE?

Voting may take place in the following ways:

•

You may vote your shares on the voting website listed on your proxy card. You will need the control number from your proxy card to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

•	You may call in your vote to a 24-hour automated system on the phone number listed on your proxy card. You will need the control number from your proxy card to vote by telephone.

•	You may indicate your vote on the proxy card and return it in the postage-paid envelope mailed to you with this proxy statement.

•	If you do attend the meeting, you may vote your shares in person. Please notify us by calling 1-800-952-3502 if you plan to attend the meeting.

WHAT IS THE PROPOSAL BEING PRESENTED AT THE SHAREHOLDER MEETING AND WHAT AM I BEING ASKED TO VOTE ON?

•

To elect Cynthia Hostetler, Eli Jones, Ann Barnett Stern and Raymond Stickel, Jr. as trustees of Invesco Municipal Income Opportunities Trust to be voted on by the holders of Common Shares and the holders of Preferred Shares voting together.

•	To elect Prema Mathai-Davis as a trustee of Invesco Municipal Income Opportunities Trust to be voted on only by the holders of Preferred Shares voting separately.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The Board recommends that you vote FOR ALL of the nominees to the Board of Trustees.

WHY SHOULD I VOTE?

Every vote is important. If shareholders fail to vote their proxies, the fund may not receive enough votes to go forward with the August 9, 2019 shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders.

WHO HAVE WE CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?

We have hired AST Fund Solutions, LLC as the Fund’s proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The Web proxy voting system offered by www.proxyonline.com maintains security features designed to protect the confidentiality of your vote. These security features include:

•	HTTP Secure (HTTPS) – A security measure that encrypts all information that travels between www.proxyonline.com Web server and the shareholder’s computer.

•	Control Number – Each shareholder is required to enter his or her control number. www.proxyonline.com verifies the number and presents the holder with the proxy card.

•

Firewall – To protect the confidentiality of your account records, www.proxyonline.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.

HOW DO I SIGN THE PROXY CARD?

The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

Individual and Joint Accounts: Shareholders and joint owners should sign exactly as their name appears in the account registration shown on the proxy card. If shares are held jointly, one or more owners should sign personally.

All Other Accounts: The capacity of the individual signing the proxy card (for example, “trustee”) should be indicated unless it is reflected in the form of registration. If a corporation, limited liability company, or partnership, please sign the full entity name and indicate the signer’s position with the entity.

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the shareholder meeting, which will be held on August 9, 2019 at 2:00 p.m. Central Daylight Time.

WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSAL?

Further details about the proposal can be found in the proxy statement.

QUESTIONS & ANSWERS FOR:

INVESCO MUNICIPAL OPPORTUNITY TRUST

We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

HOW DO I VOTE?

Voting may take place in the following ways:

•

You may vote your shares on the voting website listed on your proxy card. You will need the control number from your proxy card to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

•	You may call in your vote to a 24-hour automated system on the phone number listed on your proxy card. You will need the control number from your proxy card to vote by telephone.

•	You may indicate your vote on the proxy card and return it in the postage-paid envelope mailed to you with this proxy statement.

•	If you do attend the meeting, you may vote your shares in person. Please notify us by calling 1-800-952-3502 if you plan to attend the meeting.

WHAT IS THE PROPOSAL BEING PRESENTED AT THE SHAREHOLDER MEETING AND WHAT AM I BEING ASKED TO VOTE ON?

•

To elect Cynthia Hostetler, Eli Jones, Ann Barnett Stern and Raymond Stickel, Jr. as trustees of Invesco Municipal Opportunity Trust to be voted on by the holders of Common Shares and the holders of Preferred Shares voting together.

•	To elect Prema Mathai-Davis as a trustee of Invesco Municipal Opportunity Trust to be voted on only by the holders of Preferred Shares voting separately.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The Board recommends that you vote FOR ALL of the nominees to the Board of Trustees.

WHY SHOULD I VOTE?

Every vote is important. If shareholders fail to vote their proxies, the fund may not receive enough votes to go forward with the August 9, 2019 shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders.

WHO HAVE WE CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?

We have hired AST Fund Solutions, LLC as the Fund’s proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The Web proxy voting system offered by www.proxyonline.com maintains security features designed to protect the confidentiality of your vote. These security features include:

•	HTTP Secure (HTTPS) – A security measure that encrypts all information that travels between www.proxyonline.com Web server and the shareholder’s computer.

•	Control Number – Each shareholder is required to enter his or her control number. www.proxyonline.com verifies the number and presents the holder with the proxy card.

•

Firewall – To protect the confidentiality of your account records, www.proxyonline.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.

HOW DO I SIGN THE PROXY CARD?

The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

Individual and Joint Accounts: Shareholders and joint owners should sign exactly as their name appears in the account registration shown on the proxy card. If shares are held jointly, one or more owners should sign personally.

All Other Accounts: The capacity of the individual signing the proxy card (for example, “trustee”) should be indicated unless it is reflected in the form of registration. If a corporation, limited liability company, or partnership, please sign the full entity name and indicate the signer’s position with the entity.

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the shareholder meeting, which will be held on August 9, 2019 at 2:00 p.m. Central Daylight Time.

WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSAL?

Further details about the proposal can be found in the proxy statement.

QUESTIONS & ANSWERS FOR:

INVESCO MUNICIPAL TRUST

We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

HOW DO I VOTE?

Voting may take place in the following ways:

•

You may vote your shares on the voting website listed on your proxy card. You will need the control number from your proxy card to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

•	You may call in your vote to a 24-hour automated system on the phone number listed on your proxy card. You will need the control number from your proxy card to vote by telephone.

•	You may indicate your vote on the proxy card and return it in the postage-paid envelope mailed to you with this proxy statement.

•	If you do attend the meeting, you may vote your shares in person. Please notify us by calling 1-800-952-3502 if you plan to attend the meeting.

WHAT IS THE PROPOSAL BEING PRESENTED AT THE SHAREHOLDER MEETING AND WHAT AM I BEING ASKED TO VOTE ON?

•

To elect Cynthia Hostetler, Eli Jones, Ann Barnett Stern and Raymond Stickel, Jr. as trustees of Invesco Municipal Trust to be voted on by the holders of Common Shares and the holders of Preferred Shares voting together.

•	To elect Prema Mathai-Davis as a trustee of Invesco Municipal Trust to be voted on only by the holders of Preferred Shares voting separately.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The Board recommends that you vote FOR ALL of the nominees to the Board of Trustees.

WHY SHOULD I VOTE?

Every vote is important. If shareholders fail to vote their proxies, the fund may not receive enough votes to go forward with the August 9, 2019 shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders.

WHO HAVE WE CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?

We have hired AST Fund Solutions, LLC as the Fund’s proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The Web proxy voting system offered by www.proxyonline.com maintains security features designed to protect the confidentiality of your vote. These security features include:

•	HTTP Secure (HTTPS) – A security measure that encrypts all information that travels between www.proxyonline.com Web server and the shareholder’s computer.

•	Control Number – Each shareholder is required to enter his or her control number. www.proxyonline.com verifies the number and presents the holder with the proxy card.

•

Firewall – To protect the confidentiality of your account records, www.proxyonline.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.

HOW DO I SIGN THE PROXY CARD?

The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

Individual and Joint Accounts: Shareholders and joint owners should sign exactly as their name appears in the account registration shown on the proxy card. If shares are held jointly, one or more owners should sign personally.

All Other Accounts: The capacity of the individual signing the proxy card (for example, “trustee”) should be indicated unless it is reflected in the form of registration. If a corporation, limited liability company, or partnership, please sign the full entity name and indicate the signer’s position with the entity.

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the shareholder meeting, which will be held on August 9, 2019 at 2:00 p.m. Central Daylight Time.

WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSAL?

Further details about the proposal can be found in the proxy statement.

QUESTIONS & ANSWERS FOR:

INVESCO PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST

We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

HOW DO I VOTE?

Voting may take place in the following ways:

•

You may vote your shares on the voting website listed on your proxy card. You will need the control number from your proxy card to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

•	You may call in your vote to a 24-hour automated system on the phone number listed on your proxy card. You will need the control number from your proxy card to vote by telephone.

•	You may indicate your vote on the proxy card and return it in the postage-paid envelope mailed to you with this proxy statement.

•	If you do attend the meeting, you may vote your shares in person. Please notify us by calling 1-800-952-3502 if you plan to attend the meeting.

WHAT IS THE PROPOSAL BEING PRESENTED AT THE SHAREHOLDER MEETING AND WHAT AM I BEING ASKED TO VOTE ON?

•

To elect Cynthia Hostetler, Eli Jones, Ann Barnett Stern and Raymond Stickel, Jr. as trustees of Invesco Pennsylvania Value Municipal Income Trust to be voted on by the holders of Common Shares and the holders of Preferred Shares voting together.

•	To elect Prema Mathai-Davis as a trustee of Invesco Pennsylvania Value Municipal Income Trust to be voted on only by the holders of Preferred Shares voting separately.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The Board recommends that you vote FOR ALL of the nominees to the Board of Trustees.

WHY SHOULD I VOTE?

Every vote is important. If shareholders fail to vote their proxies, the fund may not receive enough votes to go forward with the August 9, 2019 shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders.

WHO HAVE WE CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?

We have hired AST Fund Solutions, LLC as the Fund’s proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The Web proxy voting system offered by www.proxyonline.com maintains security features designed to protect the confidentiality of your vote. These security features include:

•	HTTP Secure (HTTPS) – A security measure that encrypts all information that travels between www.proxyonline.com Web server and the shareholder’s computer.

•	Control Number – Each shareholder is required to enter his or her control number. www.proxyonline.com verifies the number and presents the holder with the proxy card.

•

Firewall – To protect the confidentiality of your account records, www.proxyonline.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.

HOW DO I SIGN THE PROXY CARD?

The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

Individual and Joint Accounts: Shareholders and joint owners should sign exactly as their name appears in the account registration shown on the proxy card. If shares are held jointly, one or more owners should sign personally.

All Other Accounts: The capacity of the individual signing the proxy card (for example, “trustee”) should be indicated unless it is reflected in the form of registration. If a corporation, limited liability company, or partnership, please sign the full entity name and indicate the signer’s position with the entity.

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the shareholder meeting, which will be held on August 9, 2019 at 2:00 p.m. Central Daylight Time.

WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSAL?

Further details about the proposal can be found in the proxy statement.

QUESTIONS & ANSWERS FOR:

INVESCO QUALITY MUNICIPAL INCOME TRUST

We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

HOW DO I VOTE?

Voting may take place in the following ways:

•

You may vote your shares on the voting website listed on your proxy card. You will need the control number from your proxy card to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

•	You may call in your vote to a 24-hour automated system on the phone number listed on your proxy card. You will need the control number from your proxy card to vote by telephone.

•	You may indicate your vote on the proxy card and return it in the postage-paid envelope mailed to you with this proxy statement.

•	If you do attend the meeting, you may vote your shares in person. Please notify us by calling 1-800-952-3502 if you plan to attend the meeting.

WHAT IS THE PROPOSAL BEING PRESENTED AT THE SHAREHOLDER MEETING AND WHAT AM I BEING ASKED TO VOTE ON?

•

To elect Cynthia Hostetler, Eli Jones, Ann Barnett Stern and Raymond Stickel, Jr. as trustees of Invesco Quality Municipal Income Trust to be voted on by the holders of Common Shares and the holders of Preferred Shares voting together.

•	To elect Prema Mathai-Davis as a trustee of Invesco Quality Municipal Income Trust to be voted on only by the holders of Preferred Shares voting separately.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The Board recommends that you vote FOR ALL of the nominees to the Board of Trustees.

WHY SHOULD I VOTE?

Every vote is important. If shareholders fail to vote their proxies, the fund may not receive enough votes to go forward with the August 9, 2019 shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders.

WHO HAVE WE CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?

We have hired AST Fund Solutions, LLC as the Fund’s proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The Web proxy voting system offered by www.proxyonline.com maintains security features designed to protect the confidentiality of your vote. These security features include:

•	HTTP Secure (HTTPS) – A security measure that encrypts all information that travels between www.proxyonline.com Web server and the shareholder’s computer.

•	Control Number – Each shareholder is required to enter his or her control number. www.proxyonline.com verifies the number and presents the holder with the proxy card.

•

Firewall – To protect the confidentiality of your account records, www.proxyonline.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.

HOW DO I SIGN THE PROXY CARD?

The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

Individual and Joint Accounts: Shareholders and joint owners should sign exactly as their name appears in the account registration shown on the proxy card. If shares are held jointly, one or more owners should sign personally.

All Other Accounts: The capacity of the individual signing the proxy card (for example, “trustee”) should be indicated unless it is reflected in the form of registration. If a corporation, limited liability company, or partnership, please sign the full entity name and indicate the signer’s position with the entity.

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the shareholder meeting, which will be held on August 9, 2019 at 2:00 p.m. Central Daylight Time.

WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSAL?

Further details about the proposal can be found in the proxy statement.

QUESTIONS & ANSWERS FOR:

INVESCO SENIOR INCOME TRUST

We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

HOW DO I VOTE?

Voting may take place in the following ways:

•

You may vote your shares on the voting website listed on your proxy card. You will need the control number from your proxy card to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

•	You may call in your vote to a 24-hour automated system on the phone number listed on your proxy card. You will need the control number from your proxy card to vote by telephone.

•	You may indicate your vote on the proxy card and return it in the postage-paid envelope mailed to you with this proxy statement.

•	If you do attend the meeting, you may vote your shares in person. Please notify us by calling 1-800-952-3502 if you plan to attend the meeting.

WHAT IS THE PROPOSAL BEING PRESENTED AT THE SHAREHOLDER MEETING AND WHAT AM I BEING ASKED TO VOTE ON?

•

To elect Cynthia Hostetler, Eli Jones, Ann Barnett Stern and Raymond Stickel, Jr. as trustees of Invesco Senior Income Trust to be voted on by the holders of Common Shares and the holders of Preferred Shares voting together.

•	To elect Prema Mathai-Davis as a trustee of Invesco Senior Income Trust to be voted on only by the holders of Preferred Shares voting separately.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The Board recommends that you vote FOR ALL of the nominees to the Board of Trustees.

WHY SHOULD I VOTE?

Every vote is important. If shareholders fail to vote their proxies, the fund may not receive enough votes to go forward with the August 9, 2019 shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders.

WHO HAVE WE CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?

We have hired AST Fund Solutions, LLC as the Fund’s proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The Web proxy voting system offered by www.proxyonline.com maintains security features designed to protect the confidentiality of your vote. These security features include:

•	HTTP Secure (HTTPS) – A security measure that encrypts all information that travels between www.proxyonline.com Web server and the shareholder’s computer.

•	Control Number – Each shareholder is required to enter his or her control number. www.proxyonline.com verifies the number and presents the holder with the proxy card.

•

Firewall – To protect the confidentiality of your account records, www.proxyonline.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.

HOW DO I SIGN THE PROXY CARD?

The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

Individual and Joint Accounts: Shareholders and joint owners should sign exactly as their name appears in the account registration shown on the proxy card. If shares are held jointly, one or more owners should sign personally.

All Other Accounts: The capacity of the individual signing the proxy card (for example, “trustee”) should be indicated unless it is reflected in the form of registration. If a corporation, limited liability company, or partnership, please sign the full entity name and indicate the signer’s position with the entity.

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the shareholder meeting, which will be held on August 9, 2019 at 2:00 p.m. Central Daylight Time.

WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSAL?

Further details about the proposal can be found in the proxy statement.

QUESTIONS & ANSWERS FOR:

INVESCO TRUST FOR INVESTMENT GRADE MUNICIPALS

We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

HOW DO I VOTE?

Voting may take place in the following ways:

•

You may vote your shares on the voting website listed on your proxy card. You will need the control number from your proxy card to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

•	You may call in your vote to a 24-hour automated system on the phone number listed on your proxy card. You will need the control number from your proxy card to vote by telephone.

•	You may indicate your vote on the proxy card and return it in the postage-paid envelope mailed to you with this proxy statement.

•	If you do attend the meeting, you may vote your shares in person. Please notify us by calling 1-800-952-3502 if you plan to attend the meeting.

WHAT IS THE PROPOSAL BEING PRESENTED AT THE SHAREHOLDER MEETING AND WHAT AM I BEING ASKED TO VOTE ON?

•

To elect Cynthia Hostetler, Eli Jones, Ann Barnett Stern and Raymond Stickel, Jr. as trustees of Invesco Trust For Investment Grade Municipals to be voted on by the holders of Common Shares and the holders of Preferred Shares voting together.

•	To elect Prema Mathai-Davis as a trustee of Invesco Trust For Investment Grade Municipals to be voted on only by the holders of Preferred Shares voting separately.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The Board recommends that you vote FOR ALL of the nominees to the Board of Trustees.

WHY SHOULD I VOTE?

Every vote is important. If shareholders fail to vote their proxies, the fund may not receive enough votes to go forward with the August 9, 2019 shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders.

WHO HAVE WE CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?

We have hired AST Fund Solutions, LLC as the Fund’s proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The Web proxy voting system offered by www.proxyonline.com maintains security features designed to protect the confidentiality of your vote. These security features include:

•	HTTP Secure (HTTPS) – A security measure that encrypts all information that travels between www.proxyonline.com Web server and the shareholder’s computer.

•	Control Number – Each shareholder is required to enter his or her control number. www.proxyonline.com verifies the number and presents the holder with the proxy card.

•

Firewall – To protect the confidentiality of your account records, www.proxyonline.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.

HOW DO I SIGN THE PROXY CARD?

The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

Individual and Joint Accounts: Shareholders and joint owners should sign exactly as their name appears in the account registration shown on the proxy card. If shares are held jointly, one or more owners should sign personally.

All Other Accounts: The capacity of the individual signing the proxy card (for example, “trustee”) should be indicated unless it is reflected in the form of registration. If a corporation, limited liability company, or partnership, please sign the full entity name and indicate the signer’s position with the entity.

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the shareholder meeting, which will be held on August 9, 2019 at 2:00 p.m. Central Daylight Time.

WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSAL?

Further details about the proposal can be found in the proxy statement.

QUESTIONS & ANSWERS FOR:

INVESCO TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS

We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

HOW DO I VOTE?

Voting may take place in the following ways:

•

You may vote your shares on the voting website listed on your proxy card. You will need the control number from your proxy card to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

•	You may call in your vote to a 24-hour automated system on the phone number listed on your proxy card. You will need the control number from your proxy card to vote by telephone.

•	You may indicate your vote on the proxy card and return it in the postage-paid envelope mailed to you with this proxy statement.

•	If you do attend the meeting, you may vote your shares in person. Please notify us by calling 1-800-952-3502 if you plan to attend the meeting.

WHAT IS THE PROPOSAL BEING PRESENTED AT THE SHAREHOLDER MEETING AND WHAT AM I BEING ASKED TO VOTE ON?

•

To elect Cynthia Hostetler, Eli Jones, Ann Barnett Stern and Raymond Stickel, Jr. as trustees of Invesco Trust For Investment Grade New York Municipals to be voted on by the holders of Common Shares and the holders of Preferred Shares voting together.

•	To elect Prema Mathai-Davis as a trustee of Invesco Trust For Investment Grade New York Municipals to be voted on only by the holders of Preferred Shares voting separately.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The Board recommends that you vote FOR ALL of the nominees to the Board of Trustees.

WHY SHOULD I VOTE?

Every vote is important. If shareholders fail to vote their proxies, the fund may not receive enough votes to go forward with the August 9, 2019 shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders.

WHO HAVE WE CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?

We have hired AST Fund Solutions, LLC as the Fund’s proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The Web proxy voting system offered by www.proxyonline.com maintains security features designed to protect the confidentiality of your vote. These security features include:

•	HTTP Secure (HTTPS) – A security measure that encrypts all information that travels between www.proxyonline.com Web server and the shareholder’s computer.

•	Control Number – Each shareholder is required to enter his or her control number. www.proxyonline.com verifies the number and presents the holder with the proxy card.

•

Firewall – To protect the confidentiality of your account records, www.proxyonline.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.

HOW DO I SIGN THE PROXY CARD?

The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

Individual and Joint Accounts: Shareholders and joint owners should sign exactly as their name appears in the account registration shown on the proxy card. If shares are held jointly, one or more owners should sign personally.

All Other Accounts: The capacity of the individual signing the proxy card (for example, “trustee”) should be indicated unless it is reflected in the form of registration. If a corporation, limited liability company, or partnership, please sign the full entity name and indicate the signer’s position with the entity.

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the shareholder meeting, which will be held on August 9, 2019 at 2:00 p.m. Central Daylight Time.

WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSAL?

Further details about the proposal can be found in the proxy statement.

QUESTIONS & ANSWERS FOR:

INVESCO VALUE MUNICIPAL INCOME TRUST

We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

HOW DO I VOTE?

Voting may take place in the following ways:

•

You may vote your shares on the voting website listed on your proxy card. You will need the control number from your proxy card to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

•	You may call in your vote to a 24-hour automated system on the phone number listed on your proxy card. You will need the control number from your proxy card to vote by telephone.

•	You may indicate your vote on the proxy card and return it in the postage-paid envelope mailed to you with this proxy statement.

•	If you do attend the meeting, you may vote your shares in person. Please notify us by calling 1-800-952-3502 if you plan to attend the meeting.

WHAT IS THE PROPOSAL BEING PRESENTED AT THE SHAREHOLDER MEETING AND WHAT AM I BEING ASKED TO VOTE ON?

•

To elect Cynthia Hostetler, Eli Jones, Ann Barnett Stern and Raymond Stickel, Jr. as trustees of Invesco Value Municipal Income Trust to be voted on by the holders of Common Shares and the holders of Preferred Shares voting together.

•	To elect Prema Mathai-Davis as a trustee of Invesco Value Municipal Income Trust to be voted on only by the holders of Preferred Shares voting separately.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The Board recommends that you vote FOR ALL of the nominees to the Board of Trustees.

WHY SHOULD I VOTE?

Every vote is important. If shareholders fail to vote their proxies, the fund may not receive enough votes to go forward with the August 9, 2019 shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders.

WHO HAVE WE CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?

We have hired AST Fund Solutions, LLC as the Fund’s proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The Web proxy voting system offered by www.proxyonline.com maintains security features designed to protect the confidentiality of your vote. These security features include:

•	HTTP Secure (HTTPS) – A security measure that encrypts all information that travels between www.proxyonline.com Web server and the shareholder’s computer.

•	Control Number – Each shareholder is required to enter his or her control number. www.proxyonline.com verifies the number and presents the holder with the proxy card.

•

Firewall – To protect the confidentiality of your account records, www.proxyonline.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.

HOW DO I SIGN THE PROXY CARD?

The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

Individual and Joint Accounts: Shareholders and joint owners should sign exactly as their name appears in the account registration shown on the proxy card. If shares are held jointly, one or more owners should sign personally.

All Other Accounts: The capacity of the individual signing the proxy card (for example, “trustee”) should be indicated unless it is reflected in the form of registration. If a corporation, limited liability company, or partnership, please sign the full entity name and indicate the signer’s position with the entity.

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the shareholder meeting, which will be held on August 9, 2019 at 2:00 p.m. Central Daylight Time.

WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSAL?

Further details about the proposal can be found in the proxy statement.

LOG OUT
You have successfully logged into your proxy summary page for:
Invesco Closed-End Funds
PROXY
Meeting date: Friday, August 09, 2019
Record date: Monday, May 13, 2019
Days to Meeting:
Our records indicate that you are eligible to vote.
It is extremely important that you take a few moments and vote by checking the vote box and then “Continue”.
POSITION(S) TO VOTE
Invesco Advantage Municipal Income Trust II
Invesco California Value Municipal Income Trust
Invesco Dynamic Credit Opportunities Fund
Invesco Municipal Income Opportunities Trust
Invesco Municipal Opportunity Trust
Invesco Municipal Trust
Invesco Pennsylvania Value Municipal Income Trust
Invesco Quality Municipal Income Trust
Invesco Senior Income Trust
Invesco Trust For Investment Grade Municipals
Invesco Trust For Investment Grade New York Municipals
Invesco Value Municipal Income Trust
PROXY MATERIALS VIEW / PRINT
PROXY CARD VIEW / PRINT
VOTE
CONTINUE
HOME ABOUT/TERMS OF USE PRIVACY POLICY CONTACT GET ACROBAT READER
Copyright ©2011. All Rights Reserved
AST FUNDSOLUTIONS
LINK GROUP NETWORK

LOG OUT
Invesco Closed-End Funds
Friday, August 09, 2019
Control Number:
* Any proposals not marked will be voted as in favor.
VOTING OPTIONS
Vote along with the recommendations of your board:
VOTE AS MY BOARD RECOMMENDS
CHECK all proposals
For Against Abstain
* A Vote Against or Abstain will be marked as Withhold for board election proposals.
DIRECTORS/TRUSTEES
FOR WITHHOLD
1a. Election of Trustees - The Board recommends a vote “FOR ALL” the nominees listed:
1. Cynthia Hostetler
2. Eli Jones
3. Ann Barnett Stern
4. Raymond Stickel, Jr
Go back to Summary page SUBMIT
HOME ABOUT/TERMS OF USE PRIVACY POLICY CONTACT GET ACROBAT READER
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AST FUNDSOLUTIONS
LINK GROUP NETWORK

LOG OUT
You have successfully logged into your proxy summary page for:
Meeting date: Friday, August 09, 2019
Record date: Monday, May 13, 2019
Days to Meeting:
Invesco Closed-End Funds
PROXY
Our records indicate that you are eligible to vote.
It is extremely important that you take a few moments and vote by checking the vote box and then “Continue”. POSITION(S) TO VOTE
PROXY MATERIALS
VIEW/PRINT
PROXY CARD VIEW / PRINT
VOTE
Invesco Advantage Municipal Income Trust II
Invesco California Value Municipal Income Trust
Invesco Dynamic Credit Opportunities Fund
Invesco Municipal Income Opportunities Trust
Invesco Municipal Opportunity Trust
Invesco Municipal Trust
Invesco Pennsylvania Value Municipal Income Trust
Invesco Quality Municipal Income Trust
Invesco Senior Income Trust
Invesco Trust For Investment Grade Municipals
Invesco Trust For Investment Grade New York Municipals
Invesco Value Municipal Income Trust
CONTINUE
HOME ABOUT/TERMS OF USE PRIVACY POLICY CONTACT GET ACROBAT READER
Copyright ©2011. All Rights Reserved
AST
FUNDSOLUTIONS
LINK GROUP NETWORK

LOG OUT
VOTING OPTIONS
Invesco Closed-End Funds
Friday, August 09, 2019
Control Number:
Vote along with the recommendations of your board:
VOTE AS MY BOARD RECOMMENDS
Check all proposals
For
Against
Abstain
* Any proposals not marked will be voted as in favor.
* A Vote Against or Abstain will be marked as Withhold for board election proposals.
DIRECTORS/TRUSTEES
FOR
WITHHOLD
1a. Election of Trustees - The Board recommends a vote “FOR ALL” the nominees listed:
1. Cynthia Hostetler
2. Eli Jones
3. Ann Barnett Stern
4. Raymond Stickel, Jr.
1b. Election of Trustees by Preferred Shareholders voting as a separate class - The Board recommends a vote “FOR” the nominee listed
5. Prema Mathai-Davis
Go back to Summary page
HOME ABOUT/TERMS OF USE PRIVACY POLICY CONTACT GET ACROBAT READER
Copyright ©2011. All Rights Reserved
AST
FUNDSOLUTIONS
LINK GROUP NETWORK

LOG OUT
You have successfully logged into your proxy summary page for:
Invesco Closed-End Funds
PROXY
Meeting date: Friday, August 09, 2019
Record date: Monday, May 13, 2019
Days to Meeting:
Our records indicate that you are eligible to vote.
It is extremely important that you take a few moments and vote by checking the vote box and then “Continue”.
POSITION(S) TO VOTE
Invesco Bond Fund
Invesco High Income 2023 Target Term Fund
Invesco High Income 2024 Target Term Fund
Invesco High Income Trust II
PROXY MATERIALS VIEW / PRINT
PROXY CARD VIEW / PRINT
VOTE
CONTINUE
HOME ABOUT/TERMS OF USE PRIVACY POLICY CONTACT GET ACROBAT READER
Copyright ©2011. All Rights Reserved
AST FUNDSOLUTIONS
LINK GROUP NETWORK

LOG OUT
Invesco Closed-End Funds
Friday, August 09, 2019
Control Number:
* Any proposals not marked will be voted as in favor.
VOTING OPTIONS
Vote along with the recommendations of your board:
VOTE AS MY BOARD RECOMMENDS
CHECK all proposals
For Against Abstain
* A Vote Against or Abstain will be marked as Withhold for board election proposals.
DIRECTORS/TRUSTEES
FOR WITHHOLD
1c. Election of Trustees - The Board recommends a vote “FOR ALL” the nominees listed:
1. Cynthia Hostetler
2. Eli Jones
3. Prema Mathai-Davis
4. Ann Barnett Stern
5. Raymond Stickel, Jr.
Go back to Summary page SUBMIT
HOME ABOUT/TERMS OF USE PRIVACY POLICY CONTACT GET ACROBAT READER
Copyright ©2011. All Rights Reserved
AST FUNDSOLUTIONS
LINK GROUP NETWORK

Standard Callfire Inbound IVR Call Flowchart

Standard Callfire Inbound IVR Call Flowchart Generic introduction. Please enter your control number    Check if control number is valid. If You entered an invalid control yes, return number of household Invalid control number #. Please try again. accounts and proposal information, else return 0. Yes More than 1 household No Transfer to call center Would you like to account? representative vote all accounts at once? No Yes If there are directors proposals, To How do you wish to vote? 1 vote in favor of all directors press 1, = For; 2 = Against; 3 = to withhold all directors press 2, to Abstain vote each director individually press3 1 2 Your vote has been How do you wish to vote on recorded [director] [proposal identifier successfully (e.g. 1., 2a.)]. Press [1 for For], [2 for Withhold]. Repeat for all directors

1 2 If there are regular proposals, To vote in favor of all proposals press 1, to vote against all proposals press 2, to abstain on all proposals press 3, to vote each director individually press3, to speak to a rep press 0 1 2 3 How do you wish to vote on [proposal] [proposal identifier (e.g. 1., 2a.)]. Press [1 for For], [2 for Against], [3 for Abstain] Let’s review your votes. System reads back votes on each proposal To confirm, press 1. Back to red step To change vote press 2. 1 Your vote has been recorded successfully

AST FUND SOLUTIONS TOUCTHONE VOTING IVR SCRIPTING

GREETING:

Hello and thank you for calling the touchtone proxy voting system. The voting process is simple and should only take a few moments of your time. To begin you will need the 12 digit control number found on your proxy card.

INPUT PROMPT:

Please enter your 12 digit control number followed by the pound sign. If you don’t have your control number handy, please Press 0 to speak to a representative.

IF NO RESPONSE:

Sorry we did not get your input. Please try again. Please enter your 12 digit control number followed by the pound sign. If you don’t have your control number handy, please Press 0 to speak to the representative.

IF STILL NO RESPONSE:

Sorry you are having trouble. We will transfer you to a proxy representative for assistance.

ONCE CONTROL NUMBER ENTERED CORRECTLY:

DIRECTORS -

Would you like to vote along with the Board’s recommendation for each proposal?

Press 1 for “Yes” or 2 for “No”. You can also Press 0 at any time to speak to a proxy representative.

YES (1):

Your votes have been recorded successfully. Thank you for your time and consideration. Have a nice day.

NO (2):

To vote “In Favor” of all directors Press 1. To “Withhold” your vote on all directors Press 2. To vote each director individually Press 3. To speak to a proxy representative Press 0.

INDIVIDUALLY (3):

How to you wish to vote on Director 1A. Press 1 for “In Favor”. Press 2 to “Withhold”.

PROPOSALS -

To vote “In Favor” of all proposals Press 1. To vote “Against” all proposals Press 2. To “Abstain” from all proposals Press 3. To vote each proposal individually Press 4. To speak with a proxy representative Press 0.

INDIVIDUALLY (3):

How do you wish to vote on proposal 1? Press 1 to vote “In Favor”, 2 to vote “Against” or 3 to “Abstain”.

RECAP:

Let’s review your votes .(Recaps voting instructions when voting separately on each proposal)

To confirm your votes Press 1. To change your votes Press 2.

ONCE VOTES CONFIRMED (1):

Your votes have been recorded successfully. Thank you for your time and consideration. Have a nice day.

Thank you for calling Invesco.

If you have questions regarding the Shareholder Meetings taking place on August 9, 2019, Press 1.

If you plan to attend the Annual Shareholder Meeting for the Invesco Closed-End Funds, Press 2.

OPTION 1	You are now being routed to the Client Services phone queue. [Internal note, they will be routed to ext. 2326]

OPTION 2	Thank you for planning to attend the upcoming Annual Meeting of Shareholders of the Invesco Closed-End Funds which is currently scheduled for 2:00 p.m. Central Daylight Time on August 9, 2019.

Please press 1 then state your full name and the number of persons that will be attending the meeting.